Exhibit 99.1

Consumers Energy Company Announces Exchange Offers for Certain Outstanding First Mortgage Bonds

JACKSON, Mich., November 6, 2014 — Consumers Energy Company (“Consumers”) announced today the commencement of private offers (the “Exchange Offers”) to exchange up to $250 million (the “Maximum Exchange Amount”) aggregate principal amount of its outstanding 6.70% First Mortgage Bonds due 2019 (the “6.70% Bonds”) and 6.125% First Mortgage Bonds due 2019 (the “6.125% Bonds” and, together with the 6.70% Bonds, the “Old Bonds”) for its newly issued First Mortgage Bonds due 2025 (the “New Bonds”).

The table below lists the series of Old Bonds included in the Exchange Offers:

CUSIP Number	Title of Security	Outstanding Principal Amount	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (basis points)	Early Participation Premium(1)(2)	Hypothetical Total Exchange Consideration (1)(2)(3)	Hypothetical Exchange Consideration(1)(4)
210518CS3	6.70% First Mortgage Bonds due 2019	$500,000,000	1.750% due September 30, 2019	FIT6	+50	$30	$1,205.83	$1,175.83

210518CR5	6.125% First Mortgage Bonds due 2019	$350,000,000	1.500% due March 31, 2019	FIT6	+45	$30	$1,169.08	$1,139.08

(1)  Payable in principal amount of the New Bonds per each $1,000 principal amount of the specified series of Old Bonds validly tendered and not validly withdrawn at or prior to the applicable date and accepted for exchange.

(2)  Payable for Old Bonds validly tendered and not validly withdrawn at or prior to the Early Participation Date (as defined below) and accepted for exchange.

(3)  Hypothetical Total Exchange Consideration is based on the fixed spread for the applicable series of Old Bonds to the yield of the reference U.S. Treasury Security for that series as of 2:00 p.m., New York City time, on November 5, 2014.  The information provided in the above table is for illustrative purposes only.  Consumers makes no representation with respect to the actual consideration that may be paid, and such amounts may be greater or less than those shown in the table above depending on the yield of the applicable reference U.S. Treasury Security as of the Price Determination Date (as defined below).

(4)  Holders of Old Bonds who validly tender Old Bonds of a particular series after the Early Participation Date, but at or prior to the Expiration Date (as defined below), will receive the Total Exchange Consideration for such series minus the applicable Early Participation Premium set forth above.

The Exchange Offers are being conducted by Consumers upon the terms and subject to the conditions set forth in a confidential offering memorandum, dated November 6, 2014 (the “Offering Memorandum”), and related letter of transmittal.

The Exchange Offers will expire at 12:00 midnight, New York City time, at the end of the day on December 5, 2014, unless extended by Consumers (as the same may be extended, the “Expiration Date”).  The Total Exchange Consideration for each series of Old Bonds, as well as the coupon rate for the New Bonds, will be calculated at 2:00 p.m., New York City time, on November 21, 2014, unless extended by Consumers (the “Price Determination Date”).  Eligible holders that validly tender and do not validly withdraw their Old Bonds at or prior to 5:00 p.m., New York City time, on November 20, 2014 (unless extended by Consumers, the “Early Participation Date”) that are accepted for exchange will be eligible to receive the applicable Total Exchange Consideration, which includes an early participation premium for the tendered Old Bonds (the “Early Participation Premium”).  Eligible holders of Old Bonds who validly tender after the Early Participation Date, but at or prior to the Expiration Date, will be eligible to receive the applicable Exchange Consideration, which is the applicable Total Exchange Consideration minus the applicable Early Participation Premium.  For each series of Old Bonds, the Total Exchange Consideration and Exchange Consideration will be paid in a principal amount of New Bonds equal to such Total Exchange Consideration or Exchange Consideration, respectively.

Tenders of Old Bonds in the Exchange Offers may be validly withdrawn at any time at or prior to 5:00 p.m., New York City time, on November 20, 2014, unless extended by Consumers (the “Withdrawal Deadline”), but not thereafter, unless additional withdrawal rights are required by law.  Subject to applicable law, Consumers, in its sole discretion, may extend the Early Participation Date or the Expiration Date for any reason, with or without extending the Withdrawal Deadline.  The “Total Exchange Consideration” per $1,000 principal amount of each series of Old Bonds will be equal to the price (rounded to the nearest cent per $1,000 principal amount of Old Bonds), determined in accordance with standard market practice, as described in the Offering Memorandum, that equates to the yield to maturity (the “Exchange Offer Yield”) equal to the sum of:

(i)                                     the applicable yield, as calculated by the lead dealer managers for the Exchange Offers in accordance with standard market practice, that equates to the bid-side price of the reference U.S. Treasury Security specified in the corresponding tables above for such series of Old Bonds appearing at the Price Determination Date on the Bloomberg reference page specified in the corresponding tables above for such series of Old Bonds (or any other recognized quotation source selected by the lead dealer managers in their sole discretion if such quotation report is not available or manifestly erroneous) plus

(ii)                                  the applicable fixed spread specified in the corresponding tables above for such series of Old Bonds.

In addition to the applicable Total Exchange Consideration or applicable Exchange Consideration, eligible holders whose Old Bonds are accepted for exchange will be paid in cash accrued and unpaid interest on such Old Bonds to, but not including, the Settlement Date (as defined below).

The New Bonds will bear interest at a rate per annum equal to the sum of (i) the yield of the 2.375% U.S. Treasury Security due August 15, 2024, as calculated by the lead dealer managers in accordance with standard market practice, that equates to the bid-side price of such reference security appearing at the Price Determination Date on Bloomberg page FIT1, or any other recognized quotation source selected by the lead dealer managers in their sole discretion if such quotation report is not available or manifestly erroneous, plus (ii) a pre-determined spread, such sum rounded to the third decimal place when expressed as a percentage.

Consummation of the Exchange Offers is subject to the satisfaction of certain conditions, including the condition that the aggregate principal amount of New Bonds issuable upon the exchange of Old Bonds pursuant to the Exchange Offers is at least $250 million.

The “Settlement Date” for the Exchange Offers will be promptly after the Expiration Date (and is expected to be December 11, 2014, which is the fourth business day immediately following the Expiration Date).

The New Bonds have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or any state or other securities laws, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements, and are being offered for exchange only (i) in the United States, to holders of the Old Bonds that are “qualified institutional buyers” as defined in Rule 144A under the Securities Act, in a private transaction in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof and (ii) outside the United States, to holders of the Old Bonds other than “U.S. persons” (as defined in Rule 902 under the Securities Act) in reliance on Regulation S under the Securities Act, and who are “non-U.S. qualified offerees” (as defined in the Offering Memorandum and in the Eligibility Letter referred to below).  The New Bonds will be subject to restrictions on transferability and resale and may not be transferred or resold except in compliance with the registration requirements of the Securities Act or pursuant to an exemption therefrom and in compliance with other applicable securities laws.  Consumers will enter into a registration rights agreement with respect to the New Bonds.

Documents relating to the Exchange Offers will only be distributed to holders of the Old Bonds that have returned a certification letter that they are eligible to participate in the Exchange Offers (the “Eligibility Letter”).  Holders of the Old Bonds that desire to review the Eligibility Letter may visit the website for this purpose at http://www.dfking.com/consumers or contact D.F. King & Co., Inc., the information agent for the Exchange Offers, by calling toll-free (800) 515-4479 or at (212) 269-5550 (banks and brokerage firms).

This press release is neither an offer to sell nor a solicitation of an offer to buy any securities in the United States or elsewhere.  The Exchange Offers are made only by, and pursuant to, the terms set forth in the Offering Memorandum.  The Exchange Offers are not being made to persons in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

This press release contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in Consumers’ Securities and Exchange Commission filings.  Forward-looking statements should be read in conjunction with the “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of Consumers’ Form 10-K for the year ended December 31, 2013 and as updated in Consumers’ subsequent Forms 10-Q.

Consumers’ “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause Consumers’ results to differ materially from those anticipated in such statements.

Media Contacts: Dan Bishop, (517) 788-2395 or Brian Wheeler, (517) 788-2394